UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2021

SEVEN OAKS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39817	85-3316188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 17th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 214-6371

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SVOKU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SVOK	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SVOKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 26, 2021, Seven Oaks Acquisition Corp, a Delaware corporation (“SVOK” or the “Company”) entered into an amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger (as may be amended and modified from time to time, the “Merger Agreement”), dated as of June 13, 2021, by and the Company, Blossom Merger Sub Inc., a direct, wholly-owned subsidiary of SVOK (“Blossom Merger Sub”), Blossom Merger Sub II, LLC, a direct, wholly-owned subsidiary of SVOK (“Blossom Merger Sub II”), and Giddy Inc., a Delaware corporation (“Boxed”). Capitalized terms not defined herein have the meaning assigned to them in the Merger Agreement.

As previously disclosed, the Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions. Pursuant to the Amendment, in addition to SVOK stockholder approval of the proposed amended and restated certificate of incorporation and the proposed amended and restated bylaws of SVOK, which will be renamed “Boxed, Inc.” in connection with the Business Combination, the parties agreed to a mutual closing condition that the Governing Documents Proposals will have been approved at the Special Meeting by the affirmative vote of the holders of a majority of the shares of SVOK’s Class A common stock, par value $0.0001 per share, then outstanding and entitled to vote thereon at the Special Meeting, voting separately as a single series.

In addition, the Amendment amends and restates the Form of Acquiror Charter to make clear that, immediately upon the filing and effectiveness of the Form of Acquiror Charter with the Secretary of State of the State of Delaware, automatically and without further action on the part of holders of capital stock of the Company, each share of the Class A Common Stock, par value $0.0001 per share, and each share of Class B Common Stock, par value $0.0001 per share, outstanding or held by the Company as treasury stock as of immediately prior to the effective time shall be reclassified as, and become, one (1) validly issued, fully paid and non-assessable share of the Company’s common stock. The revised Form of Acquiror Charter is filed as Exhibit 3.1 hereto and incorporated herein by reference.

The foregoing summary is qualified in its entirety by reference to the Amendment which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Supplement to Proxy Statement

This supplemental information should be read in conjunction with the Proxy Statement which should be read in its entirety. Page references in the below disclosures are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, SVOK makes the following amended and supplemental disclosures.

The first paragraph of the cover page is amended and restated as follows (new text in bold and underline):

The board of directors of Seven Oaks Acquisition Corp., a Delaware corporation (“Seven Oaks,” “we,” “us” or “our”), has unanimously approved an agreement and plan of merger, dated June 13, 2021 and amended on November 26, 2021, by and among Seven Oaks, Blossom Merger Sub, Inc., a wholly owned subsidiary of Seven Oaks (“Merger Sub”), Blossom Merger Sub II, LLC, a wholly owned subsidiary of Seven Oaks (“Merger Sub II”), and Giddy Inc. (d/b/a Boxed), a Delaware corporation (“Boxed”) (as it may be further amended and/or restated from time to time, the “Business Combination Agreement”). If the Business Combination Agreement is adopted by Seven Oaks’ stockholders and the transactions under the Business Combination Agreement are consummated, Merger Sub will merge with and into Boxed, with Boxed surviving the merger as a wholly-owned subsidiary of Seven Oaks (the “First Merger”), and immediately following such merger, Boxed will merge with and into Merger Sub II, with Merger Sub II surviving the merger surviving as a wholly-owned subsidiary of Seven Oaks (the “Second Merger” and, together with the First Merger, the “Mergers”). In addition, in connection with the consummation (the “Closing”) of the transactions contemplated by the Business Combination Agreement, Seven Oaks will be renamed “Boxed, Inc.” and is referred to herein as “New Boxed” as of the time following such change of name (collectively, the “Business Combination”).

The first numbered list of the “Notice of Meeting” is amended and restated as follows (new text in bold and underline):

(a)	Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve the agreement and plan of merger (as the same may be amended and/or restated from time to time, the “Business Combination Agreement”), dated June 13, 2021 and amended on November 26, 2021, by and among Seven Oaks, Blossom Merger Sub, Inc., a wholly owned subsidiary of Seven Oaks (“Merger Sub”), Blossom Merger Sub II, LLC, a wholly owned subsidiary of Seven Oaks (“Merger Sub II”), and Giddy Inc. (d/b/a Boxed), a Delaware corporation (“Boxed”) and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Boxed, with Boxed surviving the merger as a wholly owned subsidiary of Seven Oaks, and immediately following such merger, Boxed will merge with and into Merger Sub II, with Merger Sub II surviving the merger surviving as a wholly-owned subsidiary of Seven Oaks (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”);

The definition of the term Business Combination Agreement on page iii under the heading “Certain Defined Terms” is amended and restated as follows (new text in bold and underline):

“Business Combination Agreement” means that Agreement and Plan of Merger, dated as of June 13, 2021 and amended on November 26, 2021, by and among Seven Oaks, Merger Sub, Merger Sub II and Boxed.

The second and third paragraphs on page 3 under the heading “Q. What Seven Oaks Stockholder vote is required for the approval of each proposal brought before the Special Meeting? What will happen if I fail to vote or abstain from voting on each proposal?” is amended and restated as follows (new text in bold and underline):

The Organizational Documents Proposal.   Approval of the Organizational Documents Proposal requires the affirmative vote of the holders of at least a majority of the outstanding Seven Oaks Shares entitled to vote thereon, voting as a single class. The failure to vote, abstentions and broker non-votes have the same effect as a vote “AGAINST” the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the Organizational Documents Proposal.

The Advisory Organizational Documents Proposals.   Approval of each of the Advisory Organizational Documents Proposals, each of which is a non-binding vote, requires the affirmative vote of a majority of the votes cast by Seven Oaks Stockholders present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. The failure to vote, abstentions and broker non-votes have no effect on the outcome of the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of each of the Advisory Organizational Documents Proposals.

The sixth and seventh paragraphs on page 19 under the heading “Special Meeting of Seven Oaks Stockholders and the Proposals” is amended and restated as follows (new text in bold and underline):

Approval of the Organizational Documents Proposal requires the affirmative vote of a majority of the outstanding Seven Oaks Shares, voting together as a single class. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the Organizational Documents Proposal.

Approval of each of the Advisory Organizational Documents Proposals, each of which is a non-binding vote, requires the affirmative vote of a majority of the votes cast by Seven Oaks Stockholders present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of each of the Advisory Organizational Documents Proposals.

The first paragraph on page 89 under the heading “The Organizational Documents Proposal” is amended and restated as follows (new text in bold and underline):

Approval of the Organizational Documents Proposal requires the affirmative vote of a majority of the outstanding Seven Oaks Shares, voting together as a single class. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the Organizational Documents Proposal.

The first paragraph on page 89 under the heading “The Advisory Organizational Documents Proposals” is amended and restated as follows (new text in bold and underline):

Approval of each of the Advisory Organizational Documents Proposals, each of which is a non-binding vote, requires the affirmative vote of a majority of the votes cast by Seven Oaks Stockholders present in person (which would include presence at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of each of the Advisory Organizational Documents Proposals.

A new final paragraph on page 102 under the heading “Background of the Business Combination” is inserted as follows (new text in bold and underline):

On November 20, 2021, Winston & Strawn sent Latham & Watkins a draft amendment to the Business Combination Agreement. On November 23, 2021, the members of the Seven Oaks Board and Winston & Strawn exchanged correspondence regarding the proposed amendment to the Business Combination Agreement. On November 24, 2021, the Seven Oaks Board executed a unanimous written consent pursuant to which it (i) determined that the amendment to the Business Combination Agreement is in the best interest of Seven Oaks and its stockholders, and (ii) approved and declared advisable the amendment to the Business Combination Agreement. Thereafter, Seven Oaks, Boxed and the other parties to the Merger Agreement executed the amendment to the Business Combination Agreement.

The second paragraph on page 135 under the heading “Organizational Documents Proposal” is amended and restated as follows (new text in bold and underline):

Seven Oaks’ Stockholders are asked to consider and vote upon and to approve the adoption of the Proposed Charter and the Proposed Bylaws, in the forms attached hereto as Annex B and Annex C, respectively. The Organizational Documents Proposal is conditioned on the approval of the Condition Precedent Proposals. Therefore, if any of the Condition Precedent Proposals is not approved, the Organizational Documents Proposal will have no effect, even if approved by holders of Seven Oaks Shares. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the Organizational Documents Proposal.

The second paragraph on page 137 under the heading “Vote Required for Approval” is amended and restated as follows (new text in bold and underline):

Advisory Organizational Documents Proposal A is conditioned on the approval of each of the Condition Precedent Proposals. Therefore, if any of the Condition Precedent Proposals is not approved, the Advisory Organizational Documents Proposal A will have no effect, even if approved by holders of Seven Oaks Shares. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of each of the Advisory Organizational Documents Proposals.

The second paragraph on page 140 under the heading “Vote Required for Approval” is amended and restated as follows (new text in bold and underline):

Advisory Organizational Documents Proposal B is conditioned on the approval of each of the Condition Precedent Proposals. Therefore, if any of the Condition Precedent Proposals is not approved, the Advisory Organizational Documents Proposal B will have no effect, even if approved by holders of Seven Oaks Shares. In addition, in accordance with the Business Combination Agreement, the parties to the Business Combination Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of each of the Advisory Organizational Documents Proposals.

Important Information for Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Business Combination, SVOK has filed a registration statement with the SEC, which includes a proxy statement/prospectus of SVOK. SVOK also plans to file other documents with the SEC regarding the Business Combination. The Registration Statement has been declared effective by the SEC and a definitive proxy statement/prospectus has been mailed to the stockholders of SVOK. STOCKHOLDERS OF SVOK AND BOXED ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE BUSINESS COMBINATION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. Stockholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about SVOK and Boxed, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

SVOK and its directors and executive officers may be deemed participants in the solicitation of proxies from SVOK’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on June 3, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Seven Oaks Acquisition Corp., 445 Park Avenue, 17th Floor, New York, NY 10022, Attention: Drew Pearson, Chief Financial Officer, (917) 214-6371. Additional information regarding the interests of such participants can be found in the Registration Statement.

Boxed and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SVOK in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination can be found in the Registration Statement.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Boxed’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Boxed’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Boxed’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (ii) the outcome of any legal proceedings that may be instituted against the Company, Boxed, New Boxed or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company or Boxed; (iv) the inability of Boxed to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Boxed as a result of the announcement and consummation of the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of New Boxed to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations; (xi) the possibility that Boxed or New Boxed may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Boxed's estimates of expenses and profitability; (xiii) the evolution of the markets in which Boxed competes; (xiv) the ability of Boxed to implement its strategic initiatives and continue to innovate its existing products; (xv) the ability of Boxed to defend its intellectual property; (xvi) the ability of Boxed to satisfy regulatory requirements; (xvii) the impact of the COVID-19 pandemic on the business of Boxed and New Boxed; and (xviii) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on June 3, 2021, and other risks and uncertainties indicated from time to time in the Registration Statement, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by the Company. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Amendment to Agreement and Plan of Merger, dated November 26, 2021
3.1	Form of New Boxed Charter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN OAKS ACQUISITION CORP.

	By:	/s/ Andrew C. Pearson
		Name:	Andrew C. Pearson
		Title:	Chief Financial Officer

Dated: November 26, 2021